WARRANT LIBILITY	6 Months Ended
Jun. 30, 2014
WARRANT LIBILITY
WARRANT LIBILITY

9.  WARRANT LIBILITY

In connection with the public offering of the Company’s common stock that closed on September 16, 2013, the Company issued to its underwriters,  a warrant to purchase up to a total of 10,500,000 shares of common stock (35% of the shares sold in the public offering) at $6.04 per ADS (aggregate of 5,250,000 ADSs) or $3.02 per share. The option is exercisable from September 16, 2013 to September 16, 2017. There are three ways in which the Company might settle the warrant liability: i) physical delivery of Shares, iii) physical delivery of ADS (at the election of the holder) or iii) net share settlement, if unable to register the shares in the case of i and ii. Warrants are separately transferable, and the holder can choose to exercise the warrant in whole or part. The exercise price is subject to adjustment under several circumstances and also to anti-dilution adjustments. All the warrants are outstanding as of June 30, 2014.

Following is a summary of the warrants activity:

	Number	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
Outstanding as of December 31, 2013	10,500,000	$3.02	3.7
Granted	—	—	—
Forfeited	—	—	—
Exercised	—	—	—
Outstanding as of June 30, 2014	10,500,000	$3.02	3.2

The fair value of the 10,500,000 shares underlying the warrant outstanding as of June 30, 2014 was determined using the Monte Carlo Simulation, see Footnote 5.